UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2017
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 25, 2017, Crown Castle International Corp. ("Company") issued a press release disclosing its financial results for the fourth quarter and year ended 2016. The January 25, 2017 press release is furnished herewith as Exhibit 99.1.
ITEM 7.01 — REGULATION FD DISCLOSURE
The press release referenced in Item 2.02 above refers to certain supplemental information that was posted as a supplemental information package on the Company's website on January 25, 2017. The supplemental information package is furnished herewith as Exhibit 99.2.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
As described in Item 2.02 and 7.01 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated January 25, 2017
99.2	Supplemental Information Package for the period ended December 31, 2016
The information in this Form 8-K and Exhibit 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel
Date: January 25, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 25, 2017
99.2	Supplemental Information Package for the period ended December 31, 2016

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